UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

GreenVision Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2021

GreenVision Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 The Green, Suite #4966 Dover, DE 19901
(Address of Principal Executive Offices, and Zip Code)

(302) 289-8280
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of share of Common Stock, one redeemable warrant, and one right	GRNVU	The Nasdaq Stock Market LLC
Common Stock, $0.00001 par value	GRNV	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock	GRNVW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one share of Common Stock	GRNVR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 30, 2021, Helbiz Inc. (“Helbiz”) announced that it had entered into an agreement with Lightning eMotors, to explore the electrification of its fleet of existing gas-powered vehicles that are used to pick up, transport and drop off Helbiz’s electric scooters and bikes. A copy of the press release is attached hereto as Exhibit 99.1.

Helbiz is the business combination target of GreenVision Acquisition Corp. (“GreenVision”), a special purpose acquisition corporation. On February 8, 2021, Helbiz, GreenVision, Salvatore Palella (as Shareholders’ Representative), and GreenVision Merger Sub, Inc. (“Merger Sub”) entered into a merger agreement, as subsequently amended on April 8, 2021 (the “Merger Agreement”), pursuant to which Merger Sub will merge into Helbiz and as a result of the business combination (“Business Combination”), Helbiz will become a wholly-owned subsidiary of GreenVision. Following the completion of the Business Combination, GreenVision will change its name to Helbiz Inc.

The press release is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

IMPORTANT NOTICES

Participants in the Solicitation

GreenVision Acquisition Corp. and its directors and executive officers may be deemed participants in the solicitation of proxies from GreenVision’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in GreenVision is contained in the definitive proxy statement which was filed on July 26, 2021 with the Securities and Exchange Commission (“SEC”), and in GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended, which was filed with the SEC. Such filings are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to GreenVision Acquisition Corp., 8 The Green, Suite #4966, Dover, DE 19901, Attention: Chief Financial Officer, telephone: (302) 289-8280. Additional information regarding the interests of such participants is contained in the definitive proxy statement for the Business Combination as filed with the SEC.

Helbiz is the business combination target of GreenVision Acquisition Corp. (“GreenVision”), a special purpose acquisition corporation. On February 8, 2021, Helbiz, GreenVision, Salvatore Palella (as Shareholders’ Representative), and Merger Sub entered into the Merger Agreement, as subsequently amended on April 8, 2021, pursuant to which Merger Sub will merge into Helbiz and as a result of the Business Combination, Helbiz will become a wholly-owned subsidiary of GreenVision, and GreenVision will change its name to Helbiz Inc.

Helbiz and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of GreenVision in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are set forth the definitive proxy statement which was filed on July 26, 2021 with the SEC. Such document can be obtained free of charge from the sources indicated above.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, GreenVision has filed a definitive proxy statement regarding the Business Combination with the SEC. GreenVision has also mailed a definitive proxy statement and other relevant documents to its stockholders in connection with its solicitation of proxies for the special meeting of the stockholders of GreenVision to be held to approve the Business Combination. GreenVision’s stockholders and other interested persons are advised to read the definitive proxy statement filed in connection with the Business Combination, and any other relevant documents that it may file or furnish with the SEC as these materials will contain important information about GreenVision, Helbiz and the Business Combination. INVESTORS AND SECURITY HOLDERS OF GREENVISION ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT GREENVISION HAS FILED OR MAY FILE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREENVISION, HELBIZ AND THE TRANSACTION. The definitive proxy statement and other relevant materials for the Business Combination has been mailed to stockholders of GreenVision as of the record date established for voting on the Business Combination and the other matters to be voted upon at the special meeting. Stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: GreenVision Acquisition Corp., 8 The Green, Suite #4966, Dover, DE 19901, Attention: Chief Financial Officer, telephone: (302) 289-8280.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. GreenVision and Helbiz’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, GreenVision’s and Helbiz’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside GreenVision’s and Helbiz’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against GreenVision or Helbiz following the announcement of the Merger Agreement and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of GreenVision or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Helbiz may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the combined company’s business; and (12) other risks and uncertainties indicated from time to time in the proxy statement to be filed relating to the Business Combination, including those under “Risk Factors” therein, and in GreenVision’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that GreenVision considers immaterial or which are unknown. GreenVision cautions that the foregoing list of factors is not exclusive. GreenVision cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. GreenVision does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached to this Current report on Form 8-K.

Exhibit No.	Exhibit Title or Description

99.1	Press Release dated July 30, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GreenVision Acquisition Corp.

Date: July 30, 2021	By:	/s/ Zhigeng (David) Fu
	Name:	Zhigeng (David) Fu
	Title:	Chief Executive Officer